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                     Daimler-Benz Auto Grantor Trust 1995-A
                            Monthly Servicing Report
                   Servicer: Mercedes-Benz Credit Corporation
                             Trustee: Citibank, N.A.


Collection Period: November 1996
Distribution Date: 12/15/96

Statement for Class A and Class B Certificateholders Pursuant to
Section 4.9 of the Pooling and Servicing Agreement                                                  Per $1,000 of Original
                                                                                                       Class A/Class B
                                                                                                      Certificate Amount
                                                                                                    ----------------------
   (i) Principal Distribution
           Class A Amount                                                        $  16,136,427.62        $  28.301825
           Class B Amount                                                        $     849,285.67        $  28.301825

  (ii) Interest Distribution
           Class A Amount                                                        $   1,626,102.55        $   2.852036
           Class B Amount                                                        $      85,584.34        $   2.852036

 (iii) Amount of Distribution allocable to the Yield Supplement Amount           $      26,197.35
                                                                                 ----------------
           Class A Amount                                                        $      24,887.48
           Class B Amount                                                        $       1,309.87

       Amount of Distribution allocable to the (Excess) Shortfall Amount         $      17,890.98
                                                                                 ----------------
           Class A Percentage                                                    $      16,996.43
           Class B Percentage                                                    $         894.55

  (iv) Monthly Servicing Fee                                                     $     292,596.05        $   0.487527
                                                                                 ----------------
           Monthly Supplemental Servicing Fee                                    $           0.00        $   0.000000
           Class A Percentage of the Servicing Fee                               $     277,966.25        $   0.487527
           Class A Percentage of the Supplemental Servicing Fee                  $           0.00        $   0.000000
           Class B Percentage of the Servicing Fee                               $      14,629.80        $   0.487527
           Class B Percentage of the Supplemental Servicing Fee                  $           0.00

   (v) Class A Principal Balance (end of Collection Period)                      $ 317,423,070.32
       Class A Pool Factor (end of Collection Period)                                   55.673116%
       Class B Principal Balance (end of Collection Period)                      $  16,706,477.38
       Class B Pool Factor (end of Collection Period)                                   55.673116%

  (vi) Pool Balance (end of Collection Period)                                   $ 334,129,547.70

 (vii) Class A Interest Carryover Shortfall                                      $           0.00
       Class A Principal Carryover Shortfall                                     $           0.00
       Class B Interest Carryover Shortfall                                      $           0.00
       Class B Principal Carryover Shortfall                                     $           0.00

(viii) Amount Otherwise Distributable to the Seller that is Distributed to
       Either the Class A or Class B Certificateholders                          $           0.00        $   0.000000


  (ix) Balance of the Reserve Fund Property (end of Collection Period)
           Class A Amount                                                        $   6,001,631.84
           Class B Amount                                                        $           0.00

   (x) Aggregate Purchase Amount of Receivables repurchased by the Seller
       or the Servicer                                                           $           0.00

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